                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr., John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 30th day of January, 2003.



                                          /s/ Kerrii B. Anderson
                                        ----------------------------
                                            Kerrii B. Anderson

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr., John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 30th day of January, 2003.



                                                    /s/ Ernest S. Hayeck
                                                    ----------------------
                                                      Ernest S. Hayeck

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr., John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 30th day of January, 2003.



                                                       /s/ Janet Hill
                                                    ----------------------
                                                         Janet Hill

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr., John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 30th day of January, 2003.




                                                      /s/ Paul D. House
                                                   ---------------------------
                                                          Paul D. House

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr., John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 30th day of January, 2003.



                                                      /s/ Thomas F. Keller
                                                   -------------------------
                                                        Thomas F. Keller

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr., John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 30th day of January, 2003.



                                                      /s/ William E. Kirwan
                                                   --------------------------
                                                        William E. Kirwan

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr., John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 30th day of January, 2003.



                                                      /s/ True H. Knowles
                                                    ----------------------
                                                        True H. Knowles

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr., John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 30th day of January, 2003.



                                                     /s/ David P. Lauer
                                                    ---------------------
                                                       David P. Lauer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr., John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 30th day of January, 2003.



                                                     /s/ Andrew G. McCaughey
                                                   ---------------------------
                                                       Andrew G. McCaughey

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr., John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 30th day of January, 2003.



                                                      /s/ James F. Millar
                                                   -------------------------
                                                        James F. Millar

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr., John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 30th day of January, 2003.



                                                      /s/ James V. Pickett
                                                   ------------------------
                                                        James V. Pickett

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr., John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 30th day of January, 2003.



                                                     /s/ John T. Schuessler
                                                    -------------------------
                                                       John T. Schuessler

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr., John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 30th day of January, 2003.



                                                     /s/ Thekla R. Shackelford
                                                   ----------------------------
                                                       Thekla R. Shackelford

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time of up to $500,000,000 aggregate principal amount of debt securities, common shares, preferred shares, convertible securities, depositary shares or warrants, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr., John F. Brownley and Lawrence A. Laudick as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 30th day of January, 2003.



                                                     /s/ Lawrence A. Laudick
                                                  ----------------------------
                                                       Lawrence A. Laudick